Exhibit 99.1
PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ESS TECHNOLOGY, INC. The undersigned shareholder of ESS TECHNOLOGY, INC., a California corporation, (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Joint Proxy Statement/Prospectus of the Company and of Echo Technology (Delaware), Inc., each dated April , 2008, and hereby appoints Robert L. Blair and John A. Marsh, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of ESS TECHNOLOGY, INC. to be held on , ___, 2008, at , (PDT) at the Fremont Marriott, located at 46100 Landing Parkway, Fremont, CA 94538, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present. (Continued and to be marked, dated and signed on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) s FOLD AND DETACH HERE s You can now access your ESS Technology, Inc. account online. Access your ESS Technology, Inc. stockholder account online via Investor ServiceDirect® (ISD). The transfer agent for ESS Technology, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form • Establish/change your PIN Visit us on the web at http://www.bnymellon.com/shareowner For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time ****TRY IT OUT**** www.bnymellon.com/shareowner/isd Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL-FREE NUMBER: 1-800-370-1163

Mark Here The Board of Directors recommends a vote FOR items 1, 2, and 3. for Address Change or Comments PLEASE SEE REVERSE SIDE FOR WITHHOLD all nominees listed AUTHORITY (except as indicated) to vote for all nominees listed FOR AGAINST ABSTAIN Proposal 1: Proposal to approve the principal terms of the reincorporation merger: Proposal 2: Election Of Directors: Nominees: Proposal 3: Proposal to approve the adjournment of the annual meeting, if FOR AGAINST ABSTAIN 01 Robert L. Blair necessary, to solicit additional proxies if there are insufficient votes 02 Peter T. Mok at the time of the special meeting to approve the principal terms of 03 Alfred J. Stein the reincorporation merger and/or additional advance proxies relating If you wish to withhold authority to vote for any individual nomi- to the adoption of the merger agreement by the stockholders of Echo nee, write that nominee’s name in the space provided. Technology (Delaware), Inc.: and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof. WILL ATTEND If you plan to attend the Meeting, please mark the WILL ATTEND box THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE APPROVAL OF THE REINCORPORATION MERGER, (2) FOR THE ELECTION OF DIRECTORS; (3) FOR ADJOURNMENT OF THE MEETING; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. Signature(s) x Dated: , 2008 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. s FOLD AND DETACH HERE s WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to [ ] meeting date. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if marked, signed and returned on the proxy card. INTERNET TELEPHONE http://www.proxyvoting.com/esstechnology 1-866-540-5760 Use the Internet to vote the proxy. Have OR Use any touch-tone telephone to the proxy card in hand when accessing the vote the proxy. Have the proxy web site. card in hand when calling. If voting by Internet or by telephone, you do NOT need to mail back the proxy card. To vote by mail, mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. Choose MLinkSM for fast, easy and secure 24/7 online access to future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor SeviceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment. You can view the ESS Technology, Inc. Joint Proxy Statement and Prospectus on the internet at: http://www.xxxxxxx.com